UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 2, 2012 (March 29, 2012)

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228	66-071-6485
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 29, 2012, General Maritime Corporation (the “Company”) entered into a second amendment (the “Second Amendment”) to  its Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of November 17, 2011, among the Company, General Maritime Subsidiary Corporation and General Maritime Subsidiary II Corporation, as borrowers, the other subsidiaries of the Company party thereto, the various lenders party thereto, and Nordea Bank Finland plc, New York Branch, as administrative agent and collateral agent (the “DIP Facility”). Pursuant to the Second Amendment, the minimum EBITDA covenant has been amended such that the Company is required to have minimum EBITDA for the periods commencing on January 1, 2012 through and including the last day of each of the months set forth below, as follows:

Month	Minimum EBITDA
February 2012	$4,223,000
March 2012	$6,343,000
April 2012	$8,570,000
May 2012	$11,843,000
June 2012	$15,028,000
July 2012	$19,185,000
August 2012	$23,170,000
September 2012	$27,529,000
October 2012	$32,762,000

The Second Amendment also waives any event of default that might have occurred as a result of non-compliance with the minimum EBITDA covenant prior to giving effect to the Second Amendment. After giving effect to the Second Amendment, the Company is in compliance with the DIP Facility.

In addition, as previously disclosed, the Company entered into an Equity Purchase Agreement, dated as of December 15, 2011, as modified by the order issued by the Bankruptcy Court on December 15, 2011, as amended (the “Equity Purchase Agreement”), with Oaktree Principal Fund V, L.P., Oaktree Principal Fund V (Parallel), L.P., Oaktree FF Investment Fund, L.P. – Class A, and OCM Asia Principal Opportunities Fund, L.P. (collectively, the “Oaktree Funds”).  In accordance with, and pursuant to, Section 5.2 of the Equity Purchase Agreement, the Oaktree Funds have consented to the Company’s entry into the Second Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1
Second Amendment to Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of March 29, 2012, among General Maritime Corporation, General Maritime Subsidiary Corporation and General Maritime Subsidiary II Corporation, as borrowers, the other subsidiaries of General Maritime Corporation party thereto, the various lenders party thereto, and Nordea Bank Finland plc, New York Branch, as administrative agent and collateral agent

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

	By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	Executive Vice President and Chief Financial Officer

Date: April 2, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1
Second Amendment to Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of March 29, 2012, among General Maritime Corporation, General Maritime Subsidiary Corporation and General Maritime Subsidiary II Corporation, as borrowers, the other subsidiaries of General Maritime Corporation party thereto, the various lenders party thereto, and Nordea Bank Finland plc, New York Branch, as administrative agent and collateral agent